UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 4, 2017
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities
On January 6, 2017, for $150,000 in cash, Fenix Parts, Inc. (the “Company”) issued to Kent Robertson, the Company’s President and CEO, 53,571 unregistered shares of common stock at $2.80 per share (the closing price of a share of the Company’s common stock on January 6, 2017). In addition, on the same date, the Company issued an option to Mr. Robertson to purchase 76,531 unregistered shares of the Company’s common stock at an exercise price of $2.80 per share.

On January 6, 2017, for $100,000 in cash, the Company issued to Scott Pettit, the Company’s Chief Financial Officer, 35,714 unregistered shares of common stock at $2.80 per share (the closing price of a share of the Company’s common stock on January 6, 2017). In addition, on the same date, the Company issued an option to Mr. Pettit to purchase 51,020 unregistered shares of the Company’s common stock at an exercise price of $2.80 per share.

The options issued to Mr. Robertson and Mr. Pettit are fully vested and may be exercised at any time, in whole or in part, prior to January 6, 2020.

The foregoing issuances were exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof on the basis that the transactions did not involve a public offering.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     Compensatory Arrangements of Certain Officers
On January 4, 2017, Kent Robertson, the President and CEO of Fenix Parts, Inc. (the “Company”) entered into an employment agreement with the Company, the term of which is effective as of January 4, 2017 and expires on December 31, 2018. The employment agreement automatically renews on January 1 of each year, beginning in 2019, unless terminated in accordance with the terms of the agreement. This employment agreement supersedes the offer letter and noncompetition agreement previously entered into between Mr. Robertson and the Company. Mr. Robertson will receive an annual base salary of $300,000. Mr. Robertson will be eligible to receive annual cash bonuses, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. Mr. Robertson also will be eligible to receive equity incentive awards under the Company’s stock plan, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. In the event of termination of Mr. Robertson’s employment following a change of control, he will receive certain severance benefits, including immediate vesting of unvested stock options and restricted stock awards and (i) a payment equal to 3 times his base salary if his employment agreement is not assumed by the successor or if he is terminated without cause within 12 months following a change of control or (ii) a payment equal to 2 times his base salary if terminated without cause more than 12 months following a change of control. Mr. Robertson’s employment agreement also contains noncompetition and nonsolicitation provisions. The preceding description of Mr. Robertson’s employment agreement is qualified in its entirety by reference to the agreement, which is attached hereto as Exhibit 10.1.

On January 4, 2017, Scott Pettit, the Chief Financial Officer of the Company entered into an employment agreement with the Company, the term of which is effective as of January 4, 2017 and expires on December 31, 2018. The employment agreement automatically renews on January 1 of each year, beginning in 2019, unless terminated in accordance with the terms of the agreement. This employment agreement supersedes the offer letter and noncompetition agreement previously entered into between Mr. Pettit and the Company. Mr. Pettit will receive an annual base salary of $250,000. Mr. Pettit will be eligible to receive annual cash bonuses, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. Mr. Pettit also will be eligible to receive equity incentive awards under the Company’s stock plan, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. In the event of termination of Mr. Pettit’s employment following a change of control, he will receive certain severance benefits, including immediate vesting of unvested stock options and restricted stock awards and (i) a payment equal to 2 times his base salary if his employment agreement is not assumed by the successor or if he is terminated without cause within 12 months following a change of control or (ii) a payment equal to his base salary if terminated without cause more than 12 months following a change of control. Mr. Pettit’s employment agreement also contains noncompetition and nonsolicitation provisions. The preceding description of Mr. Pettit’s employment agreement is qualified in its entirety by reference to the agreement, which is attached hereto as Exhibit 10.2.

On January 4, 2017, Art Golden, the Chief Operating Officer of the Company entered into an employment agreement with the Company, the term of which is effective as of January 4, 2017 and expires on December 31, 2018. The employment agreement automatically renews on January 1 of each year, beginning in 2019, unless terminated in accordance with the terms of the agreement. This employment agreement supersedes the offer letter and noncompetition agreement previously entered into between Mr. Golden and the Company. Mr. Golden will receive an annual base salary of $250,000. Mr. Golden will be eligible to receive annual cash bonuses, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. Mr. Golden also will be eligible to receive equity incentive awards under the Company’s stock plan, for 2016 at the discretion of the Company’s compensation committee, and for 2017 and thereafter, in accordance with a written plan to be established by the compensation committee. In the event of termination of Mr. Golden’s employment following a change of control, he will receive certain severance benefits, including immediate vesting of unvested stock options and restricted stock awards and (i) a payment equal to 2 times his base salary if his employment agreement is not assumed by the successor or if he is terminated without cause within 12 months following a change of control or (ii) a payment equal to his base salary if terminated without cause more than 12 months following a change of control. Mr. Golden’s employment agreement also contains noncompetition and nonsolicitation provisions. The preceding description of Mr. Golden’s employment agreement is qualified in its entirety by reference to the agreement, which is attached hereto as Exhibit 10.3.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

10.1	Employment Agreement dated January 4, 2017 between Kent Robertson and Fenix Parts, Inc.
10.2	Employment Agreement dated January 4, 2017 between Scott Pettit and Fenix Parts, Inc.
10.3	Employment Agreement dated January 4, 2017 between Art Golden and Fenix Parts, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2017

Fenix Parts, Inc.
By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	President and Chief Executive Officer